                                                 POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE  PRESENTS,  that the  undersigned  constitutes  and appoints Robert G. Zack and  Katherine  P. Feld his true and lawful  attorneys-in-fact  and  agents,  and each of them,  with full power of substitution  and  resubstitution,  for him in his  capacity  as an  Officer  and  Trustee/Director  of  Centennial
California Tax Exempt Trust,  Centennial Government Trust,  Centennial Money Market Trust,  Centennial New York Tax
Exempt  Trust,  Centennial  Tax  Exempt  Trust,  Oppenheimer  Cash  Reserves,   Oppenheimer  Capital  Income  Fund,
Oppenheimer Champion Income Fund,  Oppenheimer High Yield Fund,  Oppenheimer  International Bond Fund,  Oppenheimer
Integrity Funds,  Oppenheimer  Limited-Term  Government Fund, Oppenheimer Main Street Funds, Inc., Oppenheimer Main
Street  Opportunity  Fund,  Oppenheimer Main Street Small Cap Fund,  Oppenheimer  Municipal Fund,  Oppenheimer Real
Asset Fund,  Oppenheimer Select Managers,  Oppenheimer Strategic Income Fund,  Oppenheimer Total Return Fund, Inc.,
and Oppenheimer  Variable Account Funds (the "Funds"),  to sign on his behalf any and all  Registration  Statements
(including  any  post-effective  amendments to  Registration  Statements)  under the  Securities  Act of 1933,  the
Investment  Company Act of 1940 and any  amendments  and  supplements  thereto,  and other  documents in connection thereunder,  and to file the same, with all exhibits  thereto,  and other documents in connection  therewith,  with the Securities and Exchange  Commission,  granting unto said  attorneys-in-fact  and agents, and each of them, full power and  authority  to do and perform  each and every act and thing  requisite  and  necessary  to be done in and about the  premises,  as fully as to all intents and purposes as he might or could do in person,  hereby  ratifying and confirming all that said  attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof.

Dated:   June 1, 2002

/s/ Robert J. Malone
-----------------------
Robert J. Malone

                                                 POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE  PRESENTS,  that the  undersigned  constitutes  and appoints Robert G. Zack and  Katherine  P. Feld her true and lawful  attorneys-in-fact  and  agents,  and each of them,  with full power of substitution  and  resubstitution,  for her in her  capacity  as an  Officer  and  Trustee/Director  of  Centennial
California Tax Exempt Trust,  Centennial Government Trust,  Centennial Money Market Trust,  Centennial New York Tax
Exempt  Trust,  Centennial  Tax  Exempt  Trust,  Oppenheimer  Cash  Reserves,   Oppenheimer  Capital  Income  Fund,
Oppenheimer Champion Income Fund,  Oppenheimer High Yield Fund,  Oppenheimer  International Bond Fund,  Oppenheimer
Integrity Funds,  Oppenheimer  Limited-Term  Government Fund, Oppenheimer Main Street Funds, Inc., Oppenheimer Main
Street  Opportunity  Fund,  Oppenheimer Main Street Small Cap Fund,  Oppenheimer  Municipal Fund,  Oppenheimer Real
Asset Fund,  Oppenheimer Select Managers,  Oppenheimer Strategic Income Fund,  Oppenheimer Total Return Fund, Inc.,
and Oppenheimer  Variable Account Funds (the "Funds"),  to sign on his behalf any and all  Registration  Statements
(including  any  post-effective  amendments to  Registration  Statements)  under the  Securities  Act of 1933,  the
Investment  Company Act of 1940 and any  amendments  and  supplements  thereto,  and other  documents in connection thereunder,  and to file the same, with all exhibits  thereto,  and other documents in connection  therewith,  with the Securities and Exchange  Commission,  granting unto said  attorneys-in-fact  and agents, and each of them, full power and  authority  to do and perform  each and every act and thing  requisite  and  necessary  to be done in and about the premises,  as fully as to all intents and purposes as she might or could do in person,  hereby  ratifying and confirming all that said  attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof.

Dated:   June 1, 2002

/s/ Beverly L. Hamilton
-----------------------
Beverly L. Hamilton